                       [FORM OF LETTER OF TRANSMITTAL]

                     FAIRFIELD MANUFACTURING COMPANY, INC.
                        OFFER TO EXCHANGE ITS SHARES OF
                11 1/4% CUMULATIVE EXCHANGEABLE PREFERRED STOCK
          ('NEW PREFERRED STOCK'), WHICH HAD BEEN REGISTERED UNDER THE
          SECURITIES ACT, FOR ANY AND ALL OF ITS OUTSTANDING SHARES OF
 11 1/4% CUMULATIVE EXCHANGEABLE PREFERRED STOCK ('EXISTING PREFERRED STOCK'),
               PURSUANT TO THE PROSPECTUS DATED           , 1997

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           , 1997 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE
        OFFER MAY BE EXTENDED (THE 'EXPIRATION DATE'). TENDERS MAY BE
                   WITHDRAWN PRIOR TO THE EXPIRATION DATE.


         TO: UNITED STATES TRUST COMPANY OF NEW YORK, EXCHANGE AGENT

                 By Mail:                                          By Facsimile:
  United States Trust Company of New York                          (212)420-6152
               P.O. Box 843                               (For Eligible Institutions Only)
              Cooper Station
           New York, N.Y. 10276
    Attention: Corporate Trust Services

          By Overnight Courier or
         By Hand after 4:30 p.m.:                              By Hand to 4:30 p.m.:
  United States Trust Company of New York             United States Trust Company of New York
         770 Broadway, 13th Floor                                   111 Broadway
           New York, N.Y. 10003                                 New York, N.Y. 10006
Attention: Corporate Trust Redemption Unit         Attention: Lower Level Corporate Trust Window

                                   For Information Call:
                                      (800) 548-6565


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

                               ------------------

     List below the Existing Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate number(s) and number of shares(s) of Existing Preferred Stock should be listed on a separate signed schedule affixed hereto.

                      DESCRIPTION OF EXISTING PREFERRED STOCK TENDERED

 NAME(S) AND ADDRESS(ES) OF REGISTERED
HOLDER(S), EXACTLY AS NAME(S) APPEAR(S)
ON EXISTING PREFERRED STOCK CERTIFICATE
      (PLEASE FILL IN, IF BLANK)             (1)           (2)           (3)         (4)
                                                                                  AGGREGATE
                                                                                  NUMBER OF
                                                                                  SHARES OF
                                                                                   EXISTING
                                                                                  PREFERRED
                                                                                    STOCK
                                                                                   TENDERED
                                                        AGGREGATE                     IN
                                         CERTIFICATE    NUMBER OF                  EXCHANGE
                                          NUMBER(S)     SHARES OF                    FOR
                                             OF          EXISTING     AGGREGATE   CERTIFICATED
                                          EXISTING      PREFERRED       NUMBER       NEW
                                          PREFERRED   REPRESENTED BY  OF SHARES   PREFERRED
                                           STOCK*      CERTIFICATE    TENDERED**   STOCK***

-------------------------------------    -----------  -------------   ---------   -----------

-------------------------------------    -----------  -------------   ---------   -----------

-------------------------------------    -----------  -------------   ---------   -----------

-------------------------------------    -----------  -------------   ---------   -----------


   * Need not be completed by book-entry holders.

  ** Unless otherwise indicated in this column, the number of shares represented by all Existing Preferred Stock Certificates identified in Column 1 or delivered to the Exchange Agent shall be deemed tendered.

 *** Unless otherwise indicated, the holder will be deemed to have tendered shares of Existing Preferred Stock in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, The Depository Trust Company ('DTC') and registered in the name of Cede & Co., its nominee.

     The undersigned acknowledges that he, she or it has received and reviewed
the Prospectus, dated         , 1997 (the 'Prospectus'), of Fairfield
Manufacturing Company, Inc., a Delaware corporation ('Fairfield'), and this Letter of Transmittal (the 'Letter of Transmittal'), which together constitute Fairfield's offer (the 'Exchange Offer') to exchange one share of its 11 1/4% Cumulative Exchangeable Preferred Stock (the 'New Preferred Stock'), for each issued and outstanding share of its 11 1/4% Cumulative Exchangeable Preferred Stock (the 'Existing Preferred Stock'). The New Preferred Stock and the Existing Preferred Stock are collectively referred to as the 'Preferred Stock.' Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     The undersigned has completed the appropriate boxes above and below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     This Letter of Transmittal is to be used either if certificates of Existing Preferred Stock are to be forwarded herewith or if delivery of Existing Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC, pursuant to the procedures set forth in 'The Exchange Offer--Procedures for Tendering' in the Prospectus. Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Holders whose Existing Preferred Stock are not immediately available or who cannot deliver their Existing Preferred Stock and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption 'The Exchange Offer--Procedures for Tendering.' See Instruction 1.

/ / CHECK HERE IF TENDERED SHARES OF EXISTING PREFERRED STOCK ARE BEING
    DELIVERED TO THE EXCHANGE AGENT IN EXCHANGE FOR CERTIFICATED NEW PREFERRED STOCK.

     Unless the undersigned (i) has completed item (4) in the box entitled 'Description of Existing Preferred Stock Tendered' and (ii) has checked the box above, the undersigned will be deemed to have tendered Existing Preferred Stock in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See 'Description of the New Preferred Stock and Exchange Debentures--Book-Entry, Delivery and Form' as set forth in the Prospectus.

/ / CHECK HERE IF TENDERED SHARES OF EXISTING PREFERRED STOCK ARE BEING
    DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
    FOLLOWING:


Name of Tendering Institution
                               --------------------------
                                              / / The Depository Trust Company

Account Number
               ----------------------------------------------------------------

Transaction Code Number
                       --------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES OF EXISTING PREFERRED STOCK ARE BEING
    DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________ If delivered by book-entry transfer:
    Account Number
                   -------------------------------------------------------------
Transaction Code Number
                       ---------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to conditions of the Exchange Offer, the undersigned hereby tenders to Fairfield the shares of Existing Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Exchange Agent, as agent of Fairfield, all right, title and interest in and to such Existing Preferred Stock as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned to cause the Existing Preferred Stock tendered hereby to be transferred and exchanged.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing Preferred Stock tendered hereby and to acquire the New Preferred Stock issuable upon the exchange of such tendered Existing Preferred Stock, and that the Exchange Agent, as agent of Fairfield, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Exchange Agent, as agent of Fairfield. The undersigned will, upon request, execute and deliver any additional documents deemed by Fairfield or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Preferred Stock tendered hereby.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on the interpretation of the staff of the Securities and Exchange Commission (the 'SEC'), as set forth in Exxon Capital Holdings Corporation (available May 13, 1988) or similar noaction letters issued to third parties. Based on such interpretation of the staff of the SEC set forth in such no-action letters, Fairfield believes that the New Preferred Stock issued in exchange for the Existing Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any such holder that is an 'affiliate' of Fairfield within the meaning of Rule 405 under the Securities Act of 1933, as amended (the 'Securities Act')) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such New Preferred Stock is acquired in the ordinary course of such holder's business, (ii) at the time of the commencement of the Exchange Offer such holder has no arrangement with any person to participate in a distribution of the New Preferred Stock and (iii) such holder is not engaged in, and does not intend to engage, in a distribution of the New Preferred Stock. By tendering Existing Preferred Stock in exchange for New Preferred Stock, each holder will represent to the Company that: (i) it is not such an affiliate of the Company, (ii) any New Preferred Stock to be received by it will be acquired in the ordinary course of business and (iii) at the time of the commencement of the Exchange Offer it had no arrangement with any person to participate in a distribution of the New Preferred Stock. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Preferred Stock for its own account in exchange for Existing Preferred Stock, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Preferred Stock.


     If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Existing Preferred Stock, where such Existing Preferred Stock were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act. The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Preferred Stock (other than a resale of New Preferred Stock received in exchange for an unsold allotment from the original sale of the Existing Preferred Stock) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers for a period of time, starting on the Expiration Date and ending on the close of business 180 days after the date the Registration Statement relating to the Exchange Offer has become effective. Fairfield has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to broker-dealer which, with Fairfield's prior written consent, makes a market in the Existing Preferred Stock and receives New Preferred Stock pursuant to the Exchange Offer (each a 'Participating Broker-Dealer') for use in connection with any resale of such New Preferred Stock. By acceptance of the Exchange Offer, each broker-dealer that receives New Preferred Stock pursuant to the Exchange Offer hereby acknowledges and agrees to notify Fairfield prior to using the Prospectus in connection with the sale or transfer of New Preferred Stock and that, upon receipt of notice from Fairfield of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) Fairfield has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if Fairfield has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Fairfield agrees to deliver such notice and such amended or supplemented Prospectus promptly to any Participating Broker-Dealer that has so notified Fairfield. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Preferred Stock.

     The undersigned represents that (i) the New Preferred Stock acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Preferred Stock or, if such holder intends to participate in the Exchange Offer for the purpose of distributing the New Preferred Stock, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (iii) (x) such holder is not (a) a broker-dealer that will receive New

Preferred Stock for its own account in exchange for Existing Preferred Stock that were acquired as a result of market-making activities or other trading activities, or (b) an 'affiliate,' as defined in Rule 405 under the Securities Act, of Fairfield or (y) if such holder is such a broker-dealer or an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     The undersigned, if a California resident, hereby further represents and warrants that the undersigned (or the beneficial owner of the Existing Preferred Stock tendered hereby, if not the undersigned) (i) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of Fairfield, a self-employed individual retirement plan, or individual retirement account), a corporation which has a net worth on a consolidated basis according to its most recent audited financial statements of not less than $14,000,000, or a wholly owned subsidiary of any of the foregoing, and (ii) is acquiring the New Preferred Stock for its own account for investment purposes (or for the account of the beneficial owner of such New Preferred Stock for investment purposes).

     All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

     The undersigned understands that tenders of the Existing Preferred Stock pursuant to any one of the procedures described under 'The Exchange Offer--Procedures for Tendering' in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Fairfield in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that if its Existing Preferred Stock are accepted for exchange, dividends on the New Preferred Stock will accumulate from the last dividend payment date on which dividends were paid on the shares of Existing Preferred Stock surrendered in exchange thereof, or if no dividends have been paid, from the original date of issuance of the Existing Preferred Stock.

     The undersigned recognizes that unless the holder of Existing Preferred Stock (i) completes item (4) of the Box entitled 'Description of Existing Preferred Stock Tendered' above and (ii) checks the box entitled 'Check here if tendered shares of Existing Preferred Stock are being delivered to the Exchange Agent in exchange for certificated New Preferred Stock' above, such holder, when tendering such shares of Existing Preferred Stock, will be deemed to have tendered such Existing Preferred Stock in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See 'Description of the New Preferred Stock--Book-Entry, Delivery and Form' in the Prospectus.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under 'The Exchange Offer-- Conditions,' Fairfield may not be required to accept for exchange any of the Existing Preferred Stock tendered. Existing Preferred Stock not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under 'Special Delivery Instructions' below.

     The undersigned acknowledges that by tendering the Existing Preferred Stock pursuant to any one of the procedures described under 'The Exchange Offer--Procedures for Tendering' in the Prospectus and in the instructions hereto, the undersigned agrees that once the Exchange Offer is consummated, Fairfield shall not be obligated to file or prepare a Shelf Registration Statement (as defined in the Share Registration Rights Agreement, dated as of March 12, 1997, as amended (the 'Registration Agreement'), among Fairfield and the Initial Purchaser, or take any other action provided in Sections 2 or 3 of the Registration Agreement with respect to a Shelf Registration Statement, and the undersigned hereby waives any requirement of the Registration Agreement that Fairfield files, prepares or takes any other action relating to a Shelf Registration Statement once the Exchange Offer is consummated.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptability of any tender will be determined by Fairfield, in its sole discretion, and such determination will be final and binding. Unless waived by Fairfield, irregularities and defects must be cured by the Expiration Date. Fairfield shall not be obligated to give notice of any defects or irregularities in tenders and shall not incur any liability for failure to give any such notice.

     Unless otherwise indicated herein in the box entitled 'Special Issuance Instructions' below, the undersigned hereby requests that the New Preferred Stock (and, if applicable, substitute certificates representing Existing Preferred Stock for any Existing Preferred Stock not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled 'Special Delivery Instructions' below, the undersigned hereby requests that the New Preferred Stock (and, if applicable, substitute certificates representing Existing Preferred Stock for any Existing Preferred Stock not exchanged) be sent to the undersigned at the address shown above in the box entitled 'Description of Existing Preferred Stock Tendered.'

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED 'DESCRIPTION OF EXISTING PREFERRED STOCK TENDERED' ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING PREFERRED STOCK AS SET FORTH IN SUCH BOX(ES) ABOVE.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                 (Complete Accompanying Substitute Form W-9)


X
   ------------------------------------         --------------------------------
X
   ------------------------------------         --------------------------------
Signature(s) of Owner(s)                        Date

Area Code and Telephone Number
                               ----------------------------------------------

If a holder is tendering any Existing Preferred Stock, this Letter of Transmittal must be signed by the registered holders(s) as the name(s) appear(s) on the certificate(s) for the Existing Preferred Stock or by any person(s) authorized to become registered holders(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.


Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                            (Please Type or Print)

Capacity:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)


                             SIGNATURE GUARANTEE
                        (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:
                         -------------------------------------------------------
                            (Authorized Signature)

--------------------------------------------------------------------------------
                                   (Title)

--------------------------------------------------------------------------------
                                (Name of Firm)

Dated:
      --------------------------------------------------------------------------

               SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
                 (SEE INSTRUCTIONS 3 AND 4)                                    (SEE INSTRUCTIONS 3 AND 4)
     To be completed ONLY if New Preferred Stock (and, if     To be completed ONLY if certificates for New Preferred Stock
applicable, substitute certificates representing Existing     (and, if applicable, substitute certificates
Preferred Stock for any Existing Preferred Stock not          representing Existing Preferred Stock for any Existing
exchanged) are to be issued in the name of and sent to        Preferred Stock not exchanged) are to be sent to someone
someone other than the person or persons whose signature(s)   other than the person or persons whose signature(s)
appear(s) on this Letter of Transmittal above.                appear(s) on this Letter of Transmittal above or to such
                                                              person or persons at an address other than shown
                                                              in the box entitled 'Description of Existing Preferred
Issue New Preferred Stock to:                                 Stock Tendered' on this Letter of Transmittal above.
Name(s):
         ----------------------------------------
                 (PLEASE TYPE OR PRINT)                       Mail New Preferred Stock to:

                                                              Name(s):
-------------------------------------------------                     ------------------------------------------------
                 (PLEASE TYPE OR PRINT)                                           (PLEASE TYPE OR PRINT)

                                                                      ------------------------------------------------
                                                                                  (PLEASE TYPE OR PRINT)

Address:                                                      Address:
        -----------------------------------------                     ------------------------------------------------

        -----------------------------------------                     ------------------------------------------------
                                       (ZIP CODE)                                                           (ZIP CODE)

         (COMPLETE SUBSTITUTE FORM W-9)

     IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR EXISTING

PREFERRED STOCK OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH EXISTING PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
              PAYOR'S NAME: FAIRFIELD MANUFACTURING COMPANY, INC.

              SUBSTITUTE                PART I--Taxpayer Identification Number
               FORM W-9
                                        Enter your taxpayer identification number
                                        in the appropriate box. For most
                                        individuals, this is your social security    ------------------------------------
                                        number. If you do not have a number, see            Social Security Number
      DEPARTMENT OF THE TREASURY        how to obtain a 'TIN' in the enclosed                         OR
       INTERNAL REVENUE SERVICE         Guidelines.                                  ------------------------------------
                                                                                        Employer Identification Number
                                        NOTE: If the account is in more than one
                                        name, see the chart on page 2 of the
                                        enclosed Guidelines to determine what
                                        number to give.

PAYOR'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)             PART II--For Payees Exempt from Backup Withholding (See enclosed Guidelines)
AND CERTIFICATION                       CERTIFICATION--Under the penalties of perjury, I certify that:
                                        (1)  The number shown on this form is my correct Taxpayer Identification Number
                                             (or I am waiting for a number to be issued to me), and

                                        (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the 'IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends or the
                                            IRS has notified me that I am no longer subject to backup withholding.

                                        SIGNATURE                                            DATE
                                                  -----------------------------------------       ---------------------------

CERTIFICATION GUIDELINES--You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).


         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me on account of the New Preferred Stock shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

        SIGNATURE __________________________     DATE __________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW PREFERRED STOCK. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Existing Preferred Stock; Guaranteed Delivery Procedure

     The Letter of Transmittal is to be used to forward, and must accompany, all certificates representing Existing Preferred Stock tendered pursuant to the Exchange Offer. Certificates representing the Existing Preferred Stock in proper form for transfer (or a confirmation of book-entry transfer of such Existing Preferred Stock into the Exchange Agent's account at the book-entry transfer facility) as well as a properly completed and duly executed copy of this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Existing Preferred Stock tendered must be in integral multiples of $1000.

     The method of delivery of this Letter of Transmittal, the Existing Preferred Stock and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered or certified mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

     If a holder desires to tender Existing Preferred Stock and such holder's Existing Preferred Stock are not immediately available or time will not permit such holder's Letter of Transmittal, Existing Preferred Stock (or a confirmation of book-entry transfer of Existing Preferred Stock into the Exchange Agent's account at the book-entry transfer facility) or other required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or such holder cannot complete the procedure of book-entry transfer on a timely basis, such holder may nevertheless tender Existing Preferred Stock if:

          (a) such tender is made by or through an Eligible Institution (as defined below);

          (b) the Exchange Agent has received from such Eligible Institution prior to 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Letter of Transmittal (of facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by Fairfield (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of such Existing Preferred Stock and the amount of Existing Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ('NYSE') trading days after the execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and


          (c) a Book-Entry Confirmation and all other required documents required by the Letter of Transmittal are received by the Exchange Agent within three NYSE trading days after the Notice of Guaranteed Delivery.

     A tender will be deemed to have been received as of the date when the tendering holder's duly signed Letter of Transmittal accompanied by Existing Preferred Stock (or a timely confirmation of a book-entry transfer of Existing Preferred Stock into the Exchange Agent's account at the book-entry transfer facility) or a Notice of Guaranteed Delivery from an Eligible Institution is received by the Exchange Agent.

     See 'The Exchange Offer' in the Prospectus.

     2.  Withdrawals

     Any holder may withdraw a tender of Existing Preferred Stock prior to 5:00 p.m., New York City time on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date at one of its addresses set forth herein. Any such notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility from which the Existing Preferred Stock was tendered, identify the aggregate liquidation preference of the Existing Preferred Stock to be withdrawn, and specify the name and number of the account at the Book- Entry Transfer Facility to be credited with the withdrawn Existing Preferred Stock and otherwise comply with the procedures of such facility. The Exchange Agent will return properly withdrawn Existing Preferred Stock as soon as practicable following receipt of notice of withdrawal. All questions as to the validity (including time of receipt) of notices of withdrawals will be determined by Fairfield, in its sole discretion, and such determination will be final and binding on all parties. See 'The Exchange Offer--Withdrawal of Tenders' in the Prospectus. If Existing Preferred Stock have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must specify the name and number of the participant's account at DTC to be credited with the withdrawn Existing Preferred Stock or otherwise comply with DTC's procedures. See 'The Exchange Offer-Withdrawal of Tenders' in the Prospectus.

     3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures

     If this Letter of Transmittal is signed by the registered holder of the Existing Preferred Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Existing Preferred Stock are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Existing Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.


     If this Letter of Transmittal or any Existing Preferred Stock or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and unless waived by Fairfield, proper evidence satisfactory to Fairfield of their authority so to act must be submitted.

     The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Existing Preferred Stock surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Existing Preferred Stock who has not completed the box entitled 'Special Issuance Instructions' or 'Special Delivery Instructions' in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States, or an 'eligible institution' within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each an 'Eligible Institution'). If Existing Preferred Stock are registered in the name of a person other than the signer of this Letter of Transmittal, the Existing Preferred Stock surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by Fairfield in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     4.  Special Issuance and Delivery Instructions

     Tendering holders of Existing Preferred Stock should indicate in the applicable box the name and address to which New Preferred Stock issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Preferred Stock will be issued in the name of, and delivered to, the name or address of the person signing this Letter of Transmittal and any Existing Preferred Stock not accepted for exchange will be returned to the name or address of the person signing this Letter of Transmittal.

     5.  Backup Federal Income Tax Withholding and Substitute Form W-9

     Under the federal income tax laws, payments that may be made by Fairfield on account of New Preferred Stock issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ('TIN') and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the 'IRS') that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write 'Applied For' in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If 'Applied For' is written in Part I, Fairfield (or the Transfer Agent with respect to the New Preferred Stock or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the New Preferred Stock until the holder furnishes Fairfield or the Transfer Agent with Respect to the New Preferred Stock, broker or custodian with its TIN. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or Fairfield is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Existing Preferred Stock are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Existing Preferred Stock to be deemed invalidly tendered, but may require Fairfield or the Transfer Agent with respect to the New Preferred Stock, broker or custodian to withhold 31% of the amount of any payments made on account of the New Preferred Stock. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     6.  Transfer Taxes

     Fairfield will pay all transfer taxes, if any, applicable to the transfer of Existing Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, New Preferred Stock and/or substitute Existing Preferred Stock not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Preferred Stock tendered hereby, or if tendered Existing Preferred Stock are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Preferred Stock to Fairfield or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Existing Preferred Stock specified in this Letter of Transmittal.

     7.  Waiver of Conditions

     Fairfield reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     8.  No Conditional Tenders

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Preferred Stock, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Preferred Stock for exchange.

     Fairfield nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     9.  Inadequate Space

     If the space provided herein is inadequate, the aggregate liquidation preference of Existing Preferred Stock being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     10.  Mutilated, Lost, Stolen or Destroyed Existing Preferred Stock

     Any holder whose Existing Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     11.  Requests for Assistance or Additional Copies

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.